Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Positive Change Equities Fund

(the “Positive Change Fund”)

Supplement dated June 22, 2022

to the Positive Change Fund’s Prospectus dated April 29, 2022, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

As described in the Positive Change Fund’s prospectus, the Board of Trustees of Baillie Gifford Funds (the “Board”) has approved, subject to shareholder approval, the reorganization of the Positive Change Fund with and into Vanguard Baillie Gifford Global Positive Impact Stock Fund, a newly formed series of Vanguard Valley Forge Funds (the “Vanguard Fund”) (the “Reorganization”). In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization for the Positive Change Fund (the “Plan”), which is subject to approval by the Positive Change Fund’s shareholders.

If shareholders approve the Plan at the special shareholder meeting that is currently scheduled to be held on July 6, 2022, the Positive Change Fund is expected to cease accepting purchase orders from new shareholders on or about July 7, 2022 and to cease accepting purchase orders, exchange requests, and transfers between intermediaries by current shareholders on or about July 13, 2022.

Positive Change Fund shareholders will continue to be able to redeem their shares up until the completion of the Reorganization. Redemption requests received by the Positive Change Fund on the last business day before the Reorganization, which is expected occur on or about July 15, 2022, will be processed by Vanguard consistent with the terms described in the Positive Change Fund’s prospectus. The settlement of redemption requests received on such date may be delayed until the third business day following the trade date. Subsciption and redemption requests received after completion of the Reorganization (if approved) should be directed to the Vanguard Fund in accordance with its prospectus.

All dates provided in this supplement are subject to change. If Positive Change Fund shareholders do not approve the Plan, the Reorganization will not occur and none of the restrictions discussed above will become effective.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Vanguard Fund or Positive Change Fund, nor is it a solicitation of any proxy. For important information regarding the Reorganization or to receive a free copy of the combined proxy statement and prospectus relating to the Reorganization, please call 1-844-394-6127. The combined proxy statement and prospectus relating to the Reorganization is also available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the combined proxy statement and prospectus carefully before making any decision to invest or when considering the Reorganization proposal.

This Supplement should be retained for future reference.